
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 10, 2003
               Date of earliest event reported: February 28, 2003


                             HA-LO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                    001-13525
                            (Commission File Number)


                                   36-3573412
                      (I.R.S. Employer Identification No.)


              707 Skokie Boulevard, Suite 600, Northbrook, IL 60062
                    (Address of principal executive offices)


                                 (847) 600-3000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         On February 28, 2003, the United States Bankruptcy Court for the
Northern District of Illinois, Eastern Division, issued an order (the "Order") that (i) authorized the Purchase Agreement, dated as of February 21, 2003, by and among HA-LO Industries Inc., Lee Wayne Corporation, HA-LO Promotions
Acquisition Corp. and HA-LO Holdings BV, (ii) established notice, bidding and sale procedures, and (iii) set a sale hearing date for April 3, 2003. A copy of the Order and the Notice of Sale are attached hereto as exhibits and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

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

    EXHIBIT NO.       DESCRIPTION OF EXHIBIT                                       REFERENCE
    -----------       ----------------------                                       ---------
      2               Purchase Agreement, dated as of February 21, 2003,
                      by and among HA-LO Industries Inc., Lee Wayne
                      Corporation, HA-LO Promotions Acquisition Corp.
                      and HA-LO Holdings BV (incorporated by reference to          Incorporated by
                      Exhibit 2 to Form 8-K filed on February 27, 2003).           Reference

     99.1             Order, dated February 28, 2003, by the United States
                      Bankruptcy Court for the Northern District of Illinois,
                      Eastern Division.                                            Filed Herewith

     99.2             Notice of Sale of Substantially All of the Assets of
                      HA-LO Industries, Inc. and Lee Wayne Corporation.            Filed Herewith



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HA-LO Industries, Inc.
                                                     (Registrant)


                                                     /s/ James Smith
Date: March 10, 2003                               --------------------------
                                                     James Smith
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION OF EXHIBIT
    -----------       ----------------------
      2               Purchase Agreement, dated as of February 21, 2003,
                      by and among HA-LO Industries Inc., Lee Wayne
                      Corporation, HA-LO Promotions Acquisition Corp.
                      and HA-LO Holdings BV (incorporated by reference to
                      Exhibit 2 to Form 8-K filed on February 27, 2003).

     99.1             Order, dated February 28, 2003, by the United States
                      Bankruptcy Court for the Northern District of Illinois,
                      Eastern Division.

     99.2             Notice of Sale of Substantially All of the Assets of
                      HA-LO Industries, Inc. and Lee Wayne Corporation.



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